ON STAGE ENTERTAINMENT, INC.






INCORPORATED UNDER THE LAWS

OF THE STATE OF NEVADA


CUSIP 68219Q 10 6

SEE REVERSE FOR

CERTAIN DEFINITIONS




THIS CERTIFIES THAT



is the owner of




FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF



ON STAGE ENTERTAINMENT, INC.




transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.

 This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
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 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED OFFICER


SECRETARY

PRESIDENT

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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS
THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

Additional abbreviations may also be used though not in the above list.



TEN COM -

TEN ENT -

JT TEN -


as tenants in common

as tenants by the entireties

as joint tenants with right of

 survivorship and not as tenants

in common


UNIF GIFT MIN ACT ?   Custodian

 (Cust) (Minor)

 under Uniform Gifts to Minors Act



 (State)


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For Value Received,   hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE




(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)





  Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

  Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated


NOTICE:



THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.